United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026 (January 16, 2026)

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC*
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC*
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On November 25, 2025, Israel Acquisitions Corp (the “Company”) received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s securities as a result of the Company not regaining compliance with Nasdaq Listing Rule 5450(b)(2)(A) to maintain a minimum market value of listed securities of at least $50 million. On December 4, 2025, the Company’s securities were suspended from trading on Nasdaq and began trading on the Pink Limited Market, operated by OTC Markets Group, under the symbols “ISLUF,” “ISRLF” and “ISRLW.” On January 13, 2026, Nasdaq issued a press release stating that it will file a Form 25 with the Securities and Exchange Commission (“Commission”) to complete the delisting. On January 21, 2026, Nasdaq filed a Form 25 with the Commission. The delisting of the Company’s securities from Nasdaq will become effective 10 calendar days after January 21, 2026. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.01 Entry into a Material Definitive Agreement

As approved by the shareholders of Israel Acquisitions Corp (the “Company”), by special resolution, at an extraordinary general meeting of shareholders held on January 16, 2026 (the “Meeting”), on January 16, 2026, the Company entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of January 12, 2023 and amended on January 8, 2024 by Amendment No. 1 and on January 6, 2025 by Amendment No. 2, with Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete an initial business combination from January 18, 2026 (the “Termination Date”) up to twelve (12) times, with each extension comprised of one month (each an “Extension”), from the Termination Date to January 18, 2027, by providing five days’ advance notice to the Trustee prior to the applicable Extended Date (as defined below) and depositing into the trust account (the “Trust Account”) the lesser of (i) $5,000 or (ii) $0.05 per Class A ordinary share of the Company, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension up until January 18, 2027 (assuming an initial business combination has not occurred), in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of an initial business combination (the “Trust Agreement Amendment Proposal”).

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s shareholders at the Meeting on January 16, 2026, by special resolution, the Company amended the Company’s Fourth Amended and Restated Memorandum and Articles of Association on January 16, 2026, in its entirety, by adopting the Company’s Fifth Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the definitive proxy statement filed with the Securities and Exchange Commission on December 26, 2025 (the “Extension Amendment”), reflecting the extension of the date by which the Company must consummate an initial business combination from the Termination Date up to twelve (12) times to January 18, 2027, with each Extension comprised of one month (i.e., for a period of time ending up to 48 months after the consummation of the Company’s initial public offering) for a total of twelve (12) months after the Termination Date (assuming an initial business combination has not occurred) (the “Extension Amendment Proposal”). The end date of each Extension shall be referred to herein as the “Extended Date.”

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Form of Fifth Amended and Restated Memorandum and Articles of Association, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 16, 2026, the Company held the Meeting. At the Meeting, the Company’s shareholders approved the following proposals: (1) a proposal to approve by special resolution the Extension Amendment Proposal, (2) a proposal to approve by special resolution the Trust Agreement Amendment Proposal, and (3) a proposal to adjourn the Meeting to a later date or dates if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal presented at the Meeting were approved by the Company’s shareholders. The final voting results for each proposal are set forth below.

Proposal No. 1 - Extension Amendment Proposal

The Extension Amendment Proposal was approved by special resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
5,470,401	5	0

Proposal No. 2 - Trust Agreement Amendment Proposal

The Trust Agreement Amendment Proposal was approved by special resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
5,470,401	5	0

Proposal No. 3 - Adjournment Proposal

The Adjournment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
5,470,401	5	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Meeting, holders of 295,860 Class A ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, an estimated $3,683,115.04 (approximately $12.45 per share) will be removed from the Trust Account to pay such holders and an estimated $6,250,216.09 will remain in the Trust Account. Following the aforementioned Redemption, the Company will have 6,056,239 ordinary shares of the Company (inclusive of the Class A ordinary shares underlying the private placement units of the Company) outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Form of Fifth Amended and Restated Memorandum and Articles of Association, adopted on January 16, 2026.

10.1	Amendment to the Investment Management Trust Agreement, dated January 16, 2026, by and between Israel Acquisitions Corp and Equiniti Trust Company, LLC.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAEL AcquisitionS Corp

	By:	/s/ Ziv Elul
Name: Ziv Elul
Title: Chief Executive Officer

Date: January 22, 2026